UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 21, 2016

LITERA GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-206260	47-4145514
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5751 Buckingham Pkwy Culver City, CA 90230

(Address of principal executive offices)

(424) 543-4066

(Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 21, 2016, Litera Group, Inc., (“LITERA”) entered into a literary material purchase agreement (the “Agreement”) with Franklin Johnson (“Johnson”). Pursuant to the Agreement, LITERA granted to Johnson ALL RIGHT, TITLE AND INTEREST IN AND TO DISSILUSION", “PSYCHIC FRIENDS”, AND “REDEMPTION” (collectively, the “Work”) (including all stories, plots, characters, characterizations, dialogue, screenplays, treatments, drafts revisions and other adaptations thereof whether heretofore or hereafter created by LITERA or any other person) (the "Rights"), including, without limitation, the following: (a) all rights of copyright (including all renewals and extensions thereof); (b) the sole and exclusive motion picture (silent, sound, musical and/or talking) television and all other audio-visual rights, and allied and incidental rights, including radio, legitimate stage, theatrical, television(whether live, filmed, taped or otherwise recorded, and including series rights, subscription, pay, cable, satellite and free television rights), cassette, disc and other video devices, interactive, internet, sequel, remake, phonograph record, advertising, publication, novelization and promotion rights(including the rights to broadcast and/or telecast by television and/or radio or any other process, now known or hereafter devised, any part of the Work or any adaptation or version thereof, and announcements of and concerning same); (c) all rights to exploit, distribute and exhibit any content or other production produced hereunder in all media now known or hereafter devised; (d) all rights to make any and all changes to, and adaptations of the Work; (e) all merchandising, commercial tie-in, sound track, music publishing and exploitation rights; and (f) all other rights customarily obtained in connection with formal literary purchase agreements.

LITERA shall not have a turnaround or reversion rights to the Work if any are not produced within 5 years from September 21, 2016. The price for such was $4,500.

Prior to the date of the Agreement, LITERA had no interaction, other than the negotiation of the Agreement, with Johnson.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Literary material purchase agreement, by and between Litera Group, Inc. and Franklin Johnson, dated September 21, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Litera Group, Inc.

Date: September 23, 2016	By:	/s/ Wade Gardner
Wade Gardner
President

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EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Literary material purchase agreement, by and between Litera Group, Inc. and Franklin Johnson, dated September 21, 2016

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